STATEMENT OF ADDITIONAL  INFORMATION SUPPLEMENT - May 15, 2001*
American Express Cash Management Fund (September 29, 2000) S-6320-20 W (9/00)

The following information is included in the Statement of Additonal Information under Investing In The Fund, at page 20, following the first paragraph:

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o        Qualified employee benefit plans* if the plan:

         - uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

                  - at least $10 million in plan assets or

                  - 500 or more participants; or

         - does not use daily transfer recordkeeping and has

                  - at least $3 million invested in American Express mutual
                      funds or

                  - 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.











S-6320-22 A (5/01)
Valid until next Statement of Additional Information update.
*Destroy September 28, 2001